Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of October 31, 2023, by and among Saia Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), under and in connection with that certain Credit Agreement, dated as of February 3, 2023, by and among the Borrower, the other Loan Parties parties thereto, the financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrower, the other Loan Parties, the Lenders signatory hereto (which constitute the Required Lenders under the Credit Agreement) and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the other Loan Parties, the Lenders party hereto (which constitute the Required Lenders under the Credit Agreement) and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement.

Effective as of the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)
Section 6.09 (Restrictive Agreements) of the Credit Agreement is hereby amended to amend and restate clause (vi) thereof in its entirety as follows:

“(vi) the foregoing shall not apply to restrictions and conditions imposed by any agreement relating to unsecured Indebtedness permitted under Section 6.01, to the extent such restrictions (x) are not materially more restrictive, taken as a whole, than the restrictions contained in this Agreement (in each case, as determined in good faith by the Borrower) and (y) expressly permit the Borrower and its Subsidiaries to grant Liens to the Administrative Agent to secure the Obligations at least on a pari passu basis with such Indebtedness (including pursuant to a customary “equal and ratable” clause),”

2. Conditions of Effectiveness.

The effectiveness of this Amendment on the date hereof is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the other Loan Parties, the Required Lenders and the Administrative Agent, and (ii) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ expenses in connection with this Amendment.

3. Representations and Warranties of the Loan Parties.

Each Loan Party hereby represents and warrants as follows:

(a) The execution and delivery by such Loan Party of this Amendment, and the performance by such Loan Party of its obligations under this Amendment and the Credit Agreement as modified hereby, are each within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action.

(b) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Loan Party and are enforceable against such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects, except to the extent that such representations and warranties are specifically limited to a prior date, in which case such representations and warranties were true and correct in all material respects on and as of such prior date, provided, that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by “materiality,” “Material Adverse Effect” or similar language in the text thereof.

4. Reference to and Effect on the Credit Agreement.

(a) This Amendment shall constitute a Loan Document.

(b) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed without in any way limiting the foregoing, this Amendment shall not constitute a novation of the Loan Documents.

(d) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law.

This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings.

Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts.

This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Section 9.06 of the Credit Agreement shall apply to this Amendment mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

SAIA, INC., as the Borrower
By:	/s/ Douglas L. Col
Name: Douglas L. Col
Title: Executive Vice President, Chief Financial Officer and Secretary

SAIA MOTOR FREIGHT LINE, LLC, as a Loan Party
By:	/s/ Douglas L. Col
Name: Douglas L. Col
Title: Executive Vice President, Chief Financial Officer and Secretary

SAIA SALES, LLC, as a Loan Party
By:	/s/ Douglas L. Col
Name: Douglas L. Col
Title: Executive Vice President, Chief Financial Officer and Secretary

SAIA TL PLUS, LLC, as a Loan Party
By:	/s/ Douglas L. Col
Name: Douglas L. Col
Title: Executive Vice President, Chief Financial Officer and Secretary

LINKEX, INC., as a Loan Party
By:	/s/ Douglas L. Col
Name: Douglas L. Col
Title: Executive Vice President, Chief Financial Officer and Secretary

Signature Page to Amendment No. 1 to Credit Agreement

SAIA LOGISTICS, LLC, as a Loan Party
By:	/s/ Douglas L. Col
Name: Douglas L. Col
Title: Executive Vice President, Chief Financial Officer and Secretary

Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and a Lender
By:	/s/ Ryan P Viaclovsky
Name: Ryan P Viaclovsky
Title: Authorized Officer

Signature Page to Amendment No. 1 to Credit Agreement

Bank of America, N.A., as a Lender
By:	/s/ Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President

Signature Page to Amendment No. 1 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender
/s/ Dominic Jay
Name: Dominic Jay
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement

TD Bank, N.A., as a Lender
/s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

BOKF, NA dba Bank of Oklahoma, as a Lender
/s/ Paul E. Johnson
Name: Paul E. Johnson
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement